UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 5, 2006
PEABODY ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-16463 (Commission File Number)	13-4004153 (I.R.S. Employer Identification No.)

701 Market Street, St. Louis, Missouri	63101
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (314) 342-3400
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Cautionary Language Concerning Forward-Looking Statements
This document and the exhibits hereto contain certain statements that describe our management’s beliefs concerning future business conditions and prospects, growth opportunities and the outlook for our business, including our business after the proposed acquisition transaction, and the coal industry based upon information currently available. Such statements are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. Wherever possible, we have identified these forward-looking statements by words such as “anticipates”, “believes”, “intends”, “estimates”, “expects”, “projects” and similar phrases. These forward-looking statements are based upon assumptions our management believes are reasonable. Such forward-looking statements are subject to risks and uncertainties which could cause our actual results, performance and achievements to differ materially from those expressed in, or implied by, these statements, including, among other things, the risks and uncertainties disclosed in our annual report on Form 10-K and our quarterly reports on Form 10-Q filed with the Securities and Exchange Commission from time to time.
Because our forward-looking statements are based on estimates and assumptions that are subject to significant business, economic and competitive uncertainties, many of which are beyond our control or are subject to change, actual results could be materially different and any or all of our forward-looking statements may turn out to be wrong. They speak only as of the date made and can be affected by assumptions we might make, or by known or unknown risks and uncertainties. Many factors mentioned in this document and the exhibits hereto and in our annual and quarterly reports will be important in determining future results. Consequently, we cannot assure you that our expectations or forecasts expressed in such forward-looking statements will be achieved. Actual future results may vary materially. Except as required by law, we undertake no obligation to publicly update any of our forward-looking or other statements, whether as a result of new information, future events, or otherwise.
The securities referred to herein have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and unless so registered, may not be offered or sold except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.
This document and the exhibits do not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

Item 1.01. Entry into a Material Definitive Agreement.
Peabody Energy Corporation (the “Company”) announced that it has entered into a Merger Implementation Agreement, dated as of July 6, 2006 (the “Merger Implementation Agreement”), with Excel Coal Limited (“Excel”). The Merger Implementation Agreement contemplates that a wholly-owned subsidiary of the Company (“Acquisition Sub”) will acquire Excel by means of a scheme of arrangement transaction under Australian law (the “Transaction”), pursuant to which the Company will pay A$8.50 per share for all outstanding shares of Excel.
The Transaction is subject to the satisfaction or waiver of certain closing conditions, including approval of the Transaction by an Australian court pursuant to the Corporations Act 2001 (Cth) of Australia (the “Corporations Act”), approval of the Transaction by Excel shareholders pursuant to the Corporations Act, the absence of a material adverse change with respect to Excel, the execution by the Company or the Acquisition Sub and its financiers of financing documentation in connection with the Transaction on substantially the terms contemplated by a commitment letter, dated July 4, 2006 (the “Commitment Letter”), from Morgan Stanley Senior Funding, Inc. and provided to the Company prior to the date of the Merger Implementation Agreement, the satisfaction of certain conditions precedent to such funding and customary regulatory approvals. Excel and the Company have made customary representations and warranties and covenants in the Merger Implementation Agreement, including, among others, Excel’s agreement not to solicit, encourage, initiate, or communicate any intention to do any of the foregoing, in respect of any proposals with third parties to acquire Excel or a substantial part of its business or participate in any negotiations or discussions related to such proposals with third parties, subject to certain limited exceptions to permit the board of directors to comply with its fiduciary duties.
The Company expects to finance the Transaction with a combination of available cash and the proceeds from the issuance of debt or equity securities. Pursuant to the Commitment Letter, the Company has obtained, subject to the terms and conditions therein, commitments for up to US$1.5 billion of senior unsecured loans. The Company does not intend to draw down on this bridge financing unless funds from the contemplated equity or debt offerings are unavailable at the time of closing. The availability of the bridge financing is subject to the satisfaction of customary conditions to consummation, including the consummation of the merger substantially in accordance with the Merger Implementation Agreement (with no amendment or modification materially adverse to the lenders without their consent) and the execution of definitive documents contemplated thereby. The debt commitments expire upon the earliest of (i) consummation of the acquisition, (ii) termination of the Merger Implementation Agreement, (iii) consummation of any debt or equity financing the proceeds of which are used to redeem any bridge loans and (iv) December 1, 2006. The Company has agreed to pay Morgan Stanley Senior Funding, Inc. certain fees in connection with the Commitment Letter and has agreed to indemnify them, the other lenders and their respective affiliates and representatives against certain liabilities.

The Merger Implementation Agreement contains certain termination rights and provides that, upon the termination of the Merger Implementation Agreement under specified circumstances, Excel may be required to pay the Company a termination fee.
The foregoing description of the Merger Implementation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Implementation Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.
The Merger Implementation Agreement contains representations and warranties the Company and Excel made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the contract between the Company and Excel and may be subject to important qualifications and limitations agreed to by the Company and Excel in connection with negotiating its terms. Moreover, certain representations and warranties may not be accurate or complete as of any specified date because they are subject to a contractual standard of materiality different from those generally applicable to stockholders, or were used for the purpose of allocating risk between the Company and Excel rather than establishing matters as facts. For the foregoing reasons, no person should rely on the representations and warranties as statements of factual information.
Item 8.01 Other Events.
On July 5, 2006, the Company issued a press release announcing the signing of the Merger Implementation Agreement, a copy of which is filed as Exhibit 99.1 hereto and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Description of Exhibit

2.1	Merger Implementation Agreement, dated as of July 6, 2006, between Peabody Energy Corporation and Excel Coal Limited.

99.1	Press Release of Peabody Energy Corporation dated July 5, 2006.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEABODY ENERGY CORPORATION
Date: July 7, 2006	/s/ RICHARD A. NAVARRE
Richard A. Navarre
Chief Financial Officer and Executive Vice President of Corporate Development

5